Exhibit 99.1

Civitas announces leadership Team Changes

Brad Johnson to join as Senior Vice President, Asset Development;

Brian Kuck to join as Senior Vice President, Corporate Planning & Business Development

DENVER, July 25, 2022 – Civitas Resources, Inc. (NYSE: CIVI) (“Civitas” or the “Company”), a Colorado energy leader and the state’s first carbon neutral oil & gas producer, today announced that Brad Johnson and Brian Kuck are joining the Company’s leadership team and that Dean Tinsley, Senior Vice President, Operations, will be stepping down.

Leadership Team Changes

Effective August 8, 2022, Clinton (“Brad”) Johnson will join the Civitas leadership team as Senior Vice President, Asset Development, reporting to the Chief Operating Officer. Brad has over 25 years of experience in the oil and gas industry working most recently for Ultra Petroleum where he held positions of increasing responsibility within engineering, planning, and operations ultimately serving as President and CEO. Prior to Ultra, Brad worked for Anadarko Petroleum for 13 years in various engineering, planning, and leadership roles across multiple domestic and international basins including the Company’s Wattenberg asset in the Denver-Julesburg (DJ) Basin. Brad earned a Bachelor of Science in Petroleum Engineering from Texas A&M University and a Master of Science in Petroleum Engineering from the University of Texas.

Also effective August 8, 2022, Brian Kuck will join the Civitas leadership team as Senior Vice President, Corporate Planning & Business Development, reporting to the Chief Financial Officer. Brian has 25 years of industry experience, most recently serving as Senior Vice President of Business Development and Corporate Planning for Stephens Natural Resources. Prior to Stephens, Brian worked for Anadarko Petroleum where he held positions of increasing responsibility within operations and finance including business development, investor relations, and planning. In his last role as Vice President of Corporate Development and Land, he led Anadarko’s global acquisitions, divestitures, and business development efforts closing more than $8 billion of transactions. Brian holds a Bachelor of Science in Geology from Washington and Lee University and an MBA from Rice University.

Concurrent with these additions, Civitas announced that Dean Tinsley will step down as Senior Vice President, Operations, effective August 1, 2022.

Chris Doyle, the Company’s President and Chief Executive Officer, said, “On behalf of the Board and the entire Civitas organization, I want to thank Dean for all of his efforts in establishing Civitas as the largest pure play E&P in the DJ Basin. We wish him all the best with his future endeavors. At the same time, I am excited to welcome Brian and Brad to the CIVI team. Their collective experience across multiple functions within engineering, operations, and finance will help position Civitas for the future.”

About Civitas Resources, Inc.

Civitas Resources, Inc. is Colorado’s first carbon neutral oil & gas producer and is focused on developing and producing crude oil, natural gas and natural gas liquids in Colorado’s Denver-Julesburg Basin. The Company is committed to pursuing compelling economic returns and cash flow while delivering best-in-class cost leadership and capital efficiency. Civitas is dedicated to safety, environmental responsibility, and implementing industry leading practices to create a positive local impact. For more information about Civitas, please visit www.civitasresources.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this press release concerning future opportunities for Civitas, future financial performance and condition, guidance and any other statements regarding Civitas’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Civitas’ plans and expectations, results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Additional information concerning other risk factors is also contained in Civitas’ most recently filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission (“SEC”) filings. Civitas undertakes no duty to publicly update these statements except as required by law.

For further information, please contact:

Investor Relations:

John Wren, ir@civiresources.com

Media:

Brian Cain, info@civiresources.com

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